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                                                                      EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference into the Company's previously filed Registration Statements on Forms S-1 (Nos. 333-89153, 333-79935), Forms S-3 (Nos. 333-53108,
333-51388, 333-42852, 333-38710, 333-37180, 333-92855, 333-73009, 333-52331,
333-37585) and Forms S-8 (Nos. 333-54246, 333-30345, 333-30321), of our report dated April 17, 2001, included in NeoTherapeutics, Inc.'s Form 10-K for the year ended December 31, 2000.


/s/ Arthur Andersen LLP
-----------------------
    ARTHUR ANDERSEN LLP


Irvine, California

April 17, 2001